Supplement to the
Fidelity® Large Cap Stock K6 Fund and Fidelity® Small Cap Stock K6 Fund
April 19, 2017
Prospectus

The following information replaces similar information for Fidelity® Large Cap Stock K6 Fund found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of a qualifying fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

The following information replaces existing information for Fidelity® Small Cap Stock K6 Fund found in the “Fund Summary” section under the heading “Portfolio Manager(s)”.

Lionel Harris (lead portfolio manager) has managed the fund since May 2017.

Kip Johann-Berkel (co-manager) has managed the fund since July 2017.

It is expected that Mr. Harris will step away from portfolio management in June 2018. At that time, Mr. Johann-Berkel will assume sole portfolio management responsibilities for the fund.

The following information replaces similar information for Fidelity® Small Cap Stock K6 Fund found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of a qualifying fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

The following information replaces similar information found in the "Shareholder Information" section under the heading "Buying Shares - Eligibility".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) that are recordkept by Fidelity or, if not recordkept by Fidelity, that already hold shares of a qualifying fund. Shares may also be available to an employer-sponsored retirement plan whose sponsor is involved in a corporate action with a company that sponsors a plan for which Fidelity provides recordkeeping services, in anticipation of a transition to the Fidelity® recordkeeping platform. Please contact Fidelity for more information about fund shares.

Shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

The following information replaces the existing biographical information found in the “Fund Management” section under the heading “Portfolio Manager(s)”.

Lionel Harris is lead portfolio manager of Fidelity® Small Cap Stock K6 Fund, which he has managed since May 2017. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Harris has worked as a research analyst, high-income director of research, and portfolio manager.

Kip Johann-Berkel is co-manager of Fidelity® Small Cap Stock K6 Fund, which he has managed since July 2017. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Johann-Berkel has worked as research analyst and portfolio manager.

It is expected that Mr. Harris will step away from portfolio management in June 2018. At that time, Mr. Johann-Berkel will assume sole portfolio management responsibilities for the fund.

LCSK6-SLCXK6-17-03 1.9884808.102	November 21, 2017